TRF-SAI-0521

THE ROYCE FUND

STATEMENT OF ADDITIONAL

INFORMATION

THE ROYCE FUND (the “Trust”), a Delaware statutory trust, is an open-end registered management investment company, which offers investors the opportunity to invest in eleven separate portfolios or series. Each of those series is classified as a “diversified” fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). The eleven series of the Trust (each, a “Fund” and collectively, the “Funds”), the share classes offered hereunder, and their related ticker symbols are:

Royce Pennsylvania Mutual Fund—Investment (PENNX), Service (RYPFX), Institutional (RPMIX), Consultant (RYPCX), and R (RPMRX)

Royce Micro-Cap Fund—Investment (RYOTX), Service (RMCFX) and Consultant (RYMCX)

Royce Premier Fund—Investment (RYPRX), Service (RPFFX), Institutional (RPFIX), Consultant (RPRCX), and R (RPRRX)

Royce Total Return Fund—Investment (RYTRX), Service (RYTFX), Institutional (RTRIX), Consultant (RYTCX), and R (RTRRX)

Royce Opportunity Fund—Investment (RYPNX), Service (RYOFX), Institutional (ROFIX), Consultant (ROFCX), and R (ROFRX)

Royce Special Equity Fund—Investment (RYSEX), Service (RSEFX), Institutional (RSEIX) and Consultant (RSQCX)

Royce Small-Cap Value Fund—Investment (RVVHX), Service (RYVFX), Consultant (RVFCX), and R (RVVRX)

Royce Smaller-Companies Growth Fund—Investment (RVPHX), Service (RYVPX), Institutional (RVPIX), and Consultant (RVPCX)

Royce Global Financial Services Fund—Service (RYFSX) and Institutional (RGFIX)

Royce Dividend Value Fund—Investment (RDVIX), Service (RYDVX), Institutional (RDIIX), and Consultant (RDVCX)

Royce International Premier Fund—Investment (RIPNX), Service (RYIPX), Institutional (RIPIX), and Consultant (RINPX)

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust’s current statutory Prospectuses relating to the Investment, Service, Institutional, Consultant, and R Classes, dated May 1, 2021. Please retain this document for future reference. The audited financial statements included in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2020 (SEC Accession No. 0000949377-21-000044) are incorporated herein by reference. To obtain an additional copy of a Prospectus or an Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at (800) 221-4268.

InvestmentAdviser	Transfer Agent
Royce Investment Partners (“Royce”)[1]	DST Asset Manager Solutions, Inc.

Distributor	Custodian
Royce Fund Services, LLC (“RFS”)	State Street Bank and Trust Company

May 1, 2021

1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

TABLE OF CONTENTS

Page

OTHER INVESTMENT STRATEGIES	3
INVESTMENT POLICIES AND LIMITATIONS	4
RISK FACTORS AND SPECIAL CONSIDERATIONS	7
MANAGEMENT OF THE TRUST	13
PRINCIPAL HOLDERS OF SHARES	22
INVESTMENT ADVISORY SERVICES	43
ADMINISTRATION AGREEMENT	45
PORTFOLIO MANAGERS	46
DISTRIBUTION	50
CUSTODIAN	53
TRANSFER AGENT	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
SECURITIES LENDING AGENT	54
PORTFOLIO TRANSACTIONS	55
CODE OF ETHICS AND RELATED MATTERS	57
PROXY VOTING POLICIES AND PROCEDURES	58
PORTFOLIO HOLDINGS DISCLOSURE POLICY	59
PRICING OF SHARES BEING OFFERED	61
REDEMPTIONS IN KIND	61
APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS	61
TAXATION	61
DESCRIPTION OF THE TRUST	67

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PENNSYLVANIA MUTUAL FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non- convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

ROYCE MICRO-CAP FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND – in securities with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non-dividend-paying common stocks and non-convertible securities.

ROYCE OPPORTUNITY FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND – in common stocks and convertible securities of companies with market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SMALL-CAP VALUE FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SMALLER-COMPANIES GROWTH FUND – in securities of companies with stock market capitalizations above $7.5 billion and non-convertible preferred stocks and debt securities.

ROYCE GLOBAL FINANCIAL SERVICES FUND – in securities of non-financial services companies, securities of financial services companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE DIVIDEND VALUE FUND – in securities with stock market capitalizations above $15 billion, non-dividend paying common stocks and non-convertible securities.

ROYCE INTERNATIONAL PREMIER FUND – in securities of companies with stock market capitalizations below

$1 billion and above $5 billion, U.S. equity securities, and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

Listed below are the Funds’ fundamental investment policies and limitations and operating policies. A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Except for the fundamental investment policies set forth below, the investment policies and limitations described in this Statement of Additional Information and the Funds’ investment objectives are operating policies and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting a Fund in which they beneficially own shares.

Unless otherwise expressly noted, compliance with each Fund’s investment policies and limitations will be determined immediately after or at the time of the acquisition of the security or relevant asset except for Fundamental Policy No. 4, with which the Funds must comply on a continuous basis. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations (other than for Fundamental Policy No. 4). In the event the percentage of a Fund’s assets invested in securities for which market quotations are not readily available exceeds the applicable limit set forth in Fundamental Policy No. 8 due to a subsequent change in values, net assets, or other circumstances, the Fund will consider, based on all relevant facts and circumstances, taking appropriate measures to reduce the percentage of its assets invested in such securities in an orderly fashion. No Fund, however, will be required to sell securities for which market quotations are not readily available if the percentage of its assets invested in such securities exceeds the applicable limit set forth in Fundamental Policy No. 8 due to a subsequent change in values, net assets, or other circumstances.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund’s total assets;

5.	Underwrite the securities of other issuers;

6.	Invest more than 25% of its total assets in the securities of foreign issuers in the case of Royce Opportunity Fund and Royce Special Equity Fund. All other Funds are not subject to this restriction;

7.	Invest in restricted securities (except for Royce Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller- Companies Growth Fund, Royce Global Financial Services Fund, and Royce Dividend Value Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities and Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, and Royce International Premier Fund, each of which is not subject to this restriction,) or in repurchase agreements which mature in more than seven days;

8.	Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Global Financial Services Fund, Royce Dividend Value Fund, and Royce International Premier Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Royce Pennsylvania Mutual Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except

U.S. Government securities);

10.	Invest more than 25% of its assets in any one industry (except for Royce Global Financial Services Fund, which will concentrate and may invest up to 100% of its assets in financial services companies);

11.	Acquire more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.	Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts; or

17.	Invest more than 5% of its total assets in warrants, rights and options.

Certain operating policies of the Funds are set forth below. Such operating policies may be changed by the Board without shareholder approval.

No Fund may, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 10% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Dividend Value Fund may not, as a matter of operating policy, invest more than 25% of their net assets in the securities of foreign issuers.

Royce International Premier Fund may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of companies headquartered in developing countries.

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Dividend Value Fund may not, as a matter of operating policy, invest more than 5% of their net assets in the securities of companies that are headquartered in developing countries.

Royce Global Financial Services Fund may not, as a matter of operating policy, invest more than 10% of its net assets in the securities of companies headquartered in developing countries.

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, and Royce International Premier Fund may not, as a matter of operating policy, invest more than 15% of their net assets in restricted securities.

For purposes of Fundamental Policy No. 6, the Trust does not consider foreign government securities to be the securities of foreign issuers.

For purposes of Fundamental Policy No. 7, the Trust does not consider securities to be “restricted” if they may be sold by the Funds without restriction in the market in which they are primarily traded, outside the United States.

The Trust interprets Fundamental Policies No. 7 and No. 8 to preclude any Fund from investing more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Global Financial Services Fund, Royce Dividend Value Fund, and Royce International Premier Fund) of its net assets in securities for which market quotations are not readily available. For purposes of Fundamental Policy No. 7, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity.

For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

Each Fund may invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act (except for Royce Special Equity Fund which may invest up to 5% of its total assets in the securities of other investment companies). Notwithstanding the above, the Funds as a matter of operating policy are prohibited from purchasing shares of other investment companies in excess of the limits set forth in the 1940 Act in reliance on the following statutory exceptions to such limits: (i) where the acquiring company and the acquired company are part of the same group of investment companies; and (ii) where the acquiring company and its affiliated persons acquire up to 3% of the outstanding stock of an investment company and such acquiring company has not offered or sold and is not proposing to offer or sell any security which includes a sales load of more than 1.5%.

Royce Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Global Financial Services Fund, Royce Dividend Value Fund, and Royce International Premier Fund may not invest more than 15% of their net assets in securities for which market quotations are not readily available (referred to herein as illiquid securities). Illiquid securities may, for these purposes, also include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”). Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

Each Fund invests in equity securities to the extent set forth in its Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Funds may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Funds’ Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to the company’s management or its board of directors and/or other stockholders if Royce or the Board determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or expenses or liabilities incurred.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds’ custodian and who are deemed by it to satisfy its requirements. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk. Collateral supplied from the borrower that is re-invested is subject to market and other investment-related risks.

The current view of the staff of the Securities and Exchange Commission (the “Commission”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. These speculative securities are commonly referred to as “below investment grade” securities or “junk” bonds. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. or from BB to D by Standard & Poor’s or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a debt security rated “below investment grade” in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for “junk bonds”, Royce’s research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Foreign Investments

Although Royce International Premier Fund may invest without limit in the equity securities of companies headquartered outside of the United States, no more than 35% of the Fund’s net assets may be invested in securities of companies headquartered in “developing countries,” also known as emerging markets. Under normal market circumstances, Royce Global Financial Services Fund will invest at least 40% of its net assets in equity securities of companies headquartered in at least three different countries outside of the United States. During periods when market conditions are not deemed favorable by Royce, Royce Global Financial Services Fund will invest at least 30% of its net assets in such companies. Each of Royce Special Equity Fund and Royce Opportunity Fund may invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries; each of Royce Pennsylvania Mutual Fund, Royce Micro- Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Dividend Value Fund may invest up to 25% of its net assets in the securities of companies that are headquartered in foreign countries. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign security (i.e., a security issued by a company that is headquartered in a foreign country). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, confiscatory taxation, foreign exchange controls, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Investments in foreign securities also may be subject to possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issue; and possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Funds’ foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Funds. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency hedging transactions.

Exchange control regulations in such foreign markets may also adversely affect the value of the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. See “Developing Countries” below.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders.

With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Royce International Premier Fund may not invest more than 35% of its net assets in the securities of companies headquartered in developing countries. Royce Global Financial Services Fund may not invest more than 10% of its net assets in the securities of companies that are headquartered in developing countries. Each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller- Companies Growth Fund, and Royce Dividend Value Fund may not invest more than 5% of its net assets in the securities of companies that are headquartered in developing countries. Although Royce Special Equity Fund is not subject to a specific limitation on its ability to invest in the securities of companies that are headquartered in developing countries, such Fund may only invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries.

Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The risk factors noted above in “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the value of the Funds’ investments. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

Investments in Other Investment Companies and Exchange-Traded Funds

The Funds (except for Royce Special Equity Fund, which may invest up to 5% of its total assets in the securities of other investment companies) may purchase, sell and invest in the securities of other investment companies, including money market funds, exchange-traded funds (“ETFs”), registered open-end and closed-end funds, and unregistered funds to the extent permitted under the 1940 Act. As a result, to the extent a Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, a Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when a Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The relevant Funds also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. The relevant Funds also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of an underlying index or other financial asset on a daily basis or an inverse of those returns. Investment exposure to leveraged or inverse ETFs may increase a Fund’s volatility and magnify any losses.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the Commission, the limitations applicable to the relevant Funds’ ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Commission, each determined by Royce to represent acceptable credit risk.

Warrants, Rights and Options

Each Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Borrowing

Each Fund may not borrow money from banks other than as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its total assets.

Financial Services Companies

Royce Global Financial Services Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such companies than a fund that does not have its assets invested to a similar degree in such companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these companies also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulations, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of companies in the financial services industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but the ability of certain financial services companies to expand by acquisition or branching across state lines may be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

Investments by Affiliated and Non-Affiliated “Funds of Funds” in the Funds

Certain affiliated and non-affiliated investment companies may invest in the Funds. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds that are invested in such Fund. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of these rebalancing trades or investments by the fund of funds could adversely affect the Fund’s investment performance. Redemptions of Fund shares due to rebalancings could also accelerate the realization of taxable capital gains in a Fund and might increase brokerage and/or other transaction costs.

The Funds’ investment adviser, Royce Investment Partners, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund. As necessary, Royce will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in a Fund by Section 529 plans.

* * *

Royce believes that each of the Funds, except Royce Total Return Fund and Royce Dividend Value Fund, is suitable for investment only by investors who: (i) can invest without concern for current income and (ii) are in a financial position to assume above-average risks in the search for long-term capital appreciation. Each of Royce Total Return Fund and Royce Dividend Value Fund is suitable for investment only by investors who are in a financial position to assume above-average risks in the search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

The following tables set forth certain information as to each Trustee and officer of the Trust. The Trustees have oversight responsibility for the Trust’s operations and are subject to various duties imposed on directors of registered investment companies under the 1940 Act and state law.

Name, Age, and Address of Interested Trustee	Position(s) Held With Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Christopher D. Clark (55) 745 Fifth Avenue New York, NY 10151	Trustee and President	Since 2014	Chief Executive Officer (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.	16	None

*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of Royce Value Trust, Inc. (“RVT”), Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc. (“RGT”), and Royce Capital Fund (“RCF”) (collectively with the Trust, “The Royce Funds”).

Name, Age, and Address of Non- Interested Trustees	Position(s) Held With Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Patricia W. Chadwick (72) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	16	Wisconsin Energy Corp. Voya Funds
Christopher C. Grisanti (59) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2017	Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).	16	None
Cecile B. Harper (57) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since Sept. 2020	Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).	16	None
Arthur S. Mehlman (79) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non- profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None

Name, Age, and Address of Non- Interested Trustees	Position(s) Held With Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
G. Peter O’Brien (75) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001

Director, Bridges School (since 2006); Trustee Emeritus of University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005), Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999) and Director of TICC Capital Corp. (from 2003-2017).

				36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None
Michael K. Shields (62) The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2015	President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	16	None

*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of RVT, RMT, RGT, and RCF.

Name, Age and Address of Trustees Officers	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Peter K. Hoglund* (55) 745 Fifth Avenue New York, NY 10151	Treasurer	Since 2015

Chief Financial Officer, Chief

Administrative Officer and

Managing Director of Royce,

having been employed by Royce

since December 2014. Prior to

joining Royce, Mr. Hoglund

spent more than 20 years

with Munder Capital Management

in Birmingham, MI, serving as

Managing Director and Chief

Financial Officer and overseeing

all financial aspects of the firm.

He began his career at Munder

as a portfolio manager.

				N/A	None
Daniel A. O’Byrne* (59) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None
Francis D. Gannon* (53) 745 Fifth Avenue New York, NY 10151	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	N/A	None
John E. Denneen* (54) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Managing Director and, since June 2015, a member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.	N/A	None
Lisa Curcio* (61) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	N/A	None

 *An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each officer will hold office for the year ending December 31, 2021 and thereafter until their respective successors are duly elected and qualified.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

●	Christopher D. Clark - In addition to his tenure as a Trustee/Director of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick - In addition to her tenure as a Trustee/Director of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

●	Christopher C. Grisanti – In addition to his tenure as a Trustee/Director of The Royce Funds, Mr. Grisanti serves as Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as a Trustee/Director of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Arthur S. Mehlman - In addition to his tenure as a Trustee/Director of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

●	G. Peter O'Brien - In addition to his tenure as a Trustee/Director of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

●	Michael K. Shields - In addition to his tenure as a Trustee/Director of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, more than 85% of the Trust’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to the share ownership of each Trustee in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2020 is set forth in the tables below.

Christopher D. Clark

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce International Premier Fund	Over $100,000

The Royce Funds		Over $100,000

Patricia W. Chadwick

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Pennsylvania Mutual Fund	Over $100,000
Royce Small-Cap Value Fund	Over $100,000
Royce International Premier Fund	Over $100,000

The Royce Funds		Over $100,000

Christopher C. Grisanti

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	$10,001 - $50,000

The Royce Funds		$10,001 - $50,000

Cecile B. Harper	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Fund
Royce Opportunity Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Smaller-Companies Growth Fund	Over $100,000
Royce International Premier Fund	Over $100,000

The Royce Funds		Over $100,000

Arthur S. Mehlman

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds

Royce Micro-Cap Fund	$50,001 - $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Small-Cap Value Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

G. Peter O’Brien

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$50,001 - $100,000
Royce Premier Fund	$50,001 - $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	$50,001 - $100,000
Royce Special Equity Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

Michael K. Shields

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$10,001 - $50,000
Royce Premier Fund	$10,001 - $50,000
Royce Special Equity Fund	$50,001 - $100,000
Royce International Premier	$50,001 - $100,000

The Royce Funds		Over $100,000

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman are designated as Audit Committee Financial Experts, as defined under Commission Regulations. During the year ended December 31, 2020, the Audit Committee held three meetings.

The Board also has a Nominating Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Trust and recommending its nominees for consideration by the Board. The Trust has adopted a Nominating Committee charter. Mr. O’Brien serves as Chairman of the Nominating Committee. While the Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Trust, which should include biographical information and set forth their proposed nominee’s qualifications. During the year ended December 31, 2020, the Nominating Committee held one meeting.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trust; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Funds in light of the requirements of the Trust’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

The Board has a Distribution Committee, currently comprised of Christopher D. Clark. The Distribution Committee is responsible for, among other things, approving the Funds’ payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation.” During the year ended December 31, 2020, the Distribution Committee took action in respect of the Funds four times through the issuance of written consents.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Trust’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the six Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Funds’ independent registered public accounting firm and the Trust’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information relating to the Trustees who received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds for the year ended December 31, 2020 is set forth in the table below.

		Retirement	Total Compensation
	Aggregate	Benefits Accrued	from The Royce	Total Compensation
	Compensation	as Part of Trust	Funds paid to	from Fund
Name	from the Trust	Expenses	Directors/Trustees	Complex*
Patricia W. Chadwick	$186,500	N/A	$248,300	$248,300
Christopher C. Grisanti	186,500	N/A	248,300	248,300
Cecile B. Harper**	54,429	N/A	78,570	78,570
Arthur S. Mehlman	186,500	N/A	248,300	483,800
G. Peter O’Brien	186,500	N/A	248,300	471,300
Michael K. Shields	186,500	N/A	248,300	248,300

* Represents aggregate compensation paid to each Trustee during the calendar year ended December 31, 2020 from the Fund Complex. As of the date of this Statement of Additional Information, the Fund Complex includes the 16 portfolios of The Royce Funds and the 20 portfolios of the Legg Mason Funds.

** Ms. Harper became a Trustee of the Trust effective September 24, 2020.

For the period January 1, 2020 to December 31, 2020, each of the non-interested Trustees was paid at an annual rate of $154,000 for serving on the Board, plus $6,500 for each Board meeting attended. These rates will remain in effect for the period January 1, 2021 to December 31, 2021.

Information Concerning Royce and Franklin Templeton

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became a subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC converted to Royce & Associates, LP, a Delaware limited partnership. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners. Royce & Associates, LP’s general partner is Royce & Associates GP, LLC (“Royce GP”). After the close of business on July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason in an all-cash transaction. The limited partners of Royce & Associates, LP are Legg Mason Royce Holdings, LLC (“Legg Mason Royce Holdings”) and certain employees of Royce GP. Royce & Associates, LP is more than 75% owned and controlled by Legg Mason Royce Holdings. Legg Mason Royce Holdings is, in turn, 100% owned and controlled by Legg Mason. Legg Mason is, in turn, 100% owned and controlled by Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of January 31, 2021, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.49 trillion.

PRINCIPAL HOLDERS OF SHARES

As of April 1, 2021, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding share of any class of certain of its Funds:

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Dividend Value Fund (Investment Class)
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	3,895,837	Record	48.63%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	451,692	Record	5.64%
National Financial Services Corp. FEBO Our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	572,817	Record	7.15%
Raymond James OMNIBUS for Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	427,547	Record	5.34%
Royce Dividend Value Fund (Service Class)
Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	521,267	Record	18.56%
TD Ameritrade Inc. for the Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	241,176	Record	8.59%
National Financial Services FEBO Our Customers 200 Liberty St. 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,170,588	Record	41.67%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Dividend Value Fund (Consultant Class)
Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11,830	Record	7.11%
Dennis C. Olson TOD Subject to Tod Rules 32012 Nightingale St. NW Cambridge, MN 55008-3900\	12,321	Record	7.41%
UMB Bank NA IRA FBO Dennis C. Olson Cambridge, MN 55008-3900	39,724	Record	23.88%
UMB Bank NA IRA FBO Allan R Koczur Cambridge, MN 55008-2414	17,955	Record	10.74%
UMB Bank NA IRA FBO Natalie Y. Thelen Bemidji MN 56601-3319	21,453	Record	12.90%
UMB Bank NA IRA Terry J. King Cambridge, MN 55008-6972	12,517	Record	7.52%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	36,670	Record	22.04%
Royce Dividend Value Fund (Institutional Class)
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	22,782	Record	17.10%
Ascensus Trust Company Life Logics, Inc. 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	11,495	Record	8.63%
Ascensus Trust Company FBO Daniel Consultants, Inc. Profit Sharing P.O. Box 10758 Fargo, ND 58106-0758	81,498	Record	61.18%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Pai Trust Company, Inc. The Orthopaedic Surgery Center 1300 Enterprise Drive De Pere, WI 54115-4934	10,795	Record	8.10%
Royce Global Financial Services Fund (Service Class)
Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	600,681	Record	25.22%
Royce Family Investments LLC 8 Sound Shore Drive, Suite 140 Greenwich, CT 06830-7259	137,182	Record	5.76%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	587,714	Record	24.68%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	201,740	Record	8.47%
Royce International Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York ,NY 10004-1932	2,010,430	Record	7.35%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	4,882,978	Record	17.85%
Raymond James Omnibus For Mutual Funds House Account 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	3,044,090	Record	11.13%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	3,448,606	Record	12.61%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,526,373	Record	23.86%
Royce International Premier Fund (Service Class)

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,027,750	Record	34.81%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	990,837	Record	33.56%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	217,713	Record	7.37%
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	220,839	Record	7.48%
Royce International Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	54,317	Record	13.34%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	74,040	Record	18.19%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	42,057	Record	10.33%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	51,588	Record	12.67%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	41,794	Record	10.27%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	114,507	Record	28.13%
Royce International Premier Fund (Institutional Class)

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	2,469,670	Record	7.11%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	3,903,761	Record	11.24%
Mac & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	2,434,120	Record	7.01%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	7,611,679	Record	21.91%
Royce Micro-Cap Fund (Investment Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	940,657	Record	7.32%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,073,236	Record	8.35%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Micro-Cap Fund (Service Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	4,657,392	Record	35.75%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	686,132	Record	5.27%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	4,073,453	Record	31.27%
Anderson and Strudwick Trustee Retirement Plans Serviced by Metlife P.O. Box 48529 Atlanta, GA 30362-1529	969,218	Record	7.44%
Royce Micro-Cap Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodian 1 New York Plaza, Floor 12 New York, NY 10004-1932	749,722	Record	52.87%
Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	74,956	Record	5.29%
Charles Schwab & Co, Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	86,323	Record	6.09%
Royce Opportunity Fund (Investment Class)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8,935,883	Record	13.50%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	5,629,963	Record	8.50%
John Hancock Life Insurance Co. USA RPS - Trading OPS ET6 601 Congress Street Boston, MA 02210-2805	6,399,795	Record	9.67%
National Financial Services FEBO Our Customers 200 Liberty Street 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	10,744,438	Record	16.23%
Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Drive E. Jacksonville, FL 32244-6484	3,458,846	Record	5.22%
Royce Opportunity Fund (Service Class)

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,676,773	Record	14.45%
UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	920,430	Record	7.93%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,757,565	Record	58.23%
Royce Opportunity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	170,832	Record	15.92%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	111,091	Record	10.35%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	95,219	Record	8.87%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis Mo 63103-2523	63,670	Record	5.93%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-20522	326,978	Record	30.47%
UBS Wm USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weekawkeen, NJ 7086-6761	61,378	Record	5.72%
Royce Opportunity Fund (Institutional Class)

MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration #98820 4800 Deer Lake Drive E., Floor 2 Jacksonville, FL 32246-6484	2,825,883	Record	11.61%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	2,385,152	Record	9.80%
Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 101 Montgomery Street San Francisco, CA 94104-4151	2,520,941	Record	10.36%
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,245,307	Record	5.12%
JP Morgan Chase Bank NA TTEE NYU Langone Hospitals Retirement Plan 1 Park Avenue, Floor 4 New York NY 10016-5818	3,510,088	Record	14.42%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,982,440	Record	8.14%
Royce Opportunity Fund (R Class)

Sammons Financial Network, LLC 4546 Corporate Dr., Suite 100 Wdm, IA 50266-5911	2,174,962	Record	76.69%
DCGT as TTEE and/or Custodian FBO Plic Various Retirement Plans OMNIBUS Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	157,204	Record	5.54%
Royce Pennsylvania Mutual Fund (Investment Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	13,047,137	Record	9.22%
National Financial Services FEBO Our Customers 200 Liberty St 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	15,650,437	Record	11.06%
Royce Pennsylvania Mutual Fund (Service Class)

Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	4,397,814	Record	35.26%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	3,031,771	Record	24.31%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 11 Main Street San Francisco, CA 94105-1905	1,553,021	Record	12.45%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	946,599	Record	7.59%
Royce Pennsylvania Mutual Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	9,504,167	Record	33.21%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,497,510	Record	5.23%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,881,641	Record	6.57%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	1,930,244	Record	6.74%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	2,346,693	Record	8.20%
Royce Pennsylvania Mutual Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,236,461	Record	7.37%

MAC & Co. Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	2,944,754	Record	17.56%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	6,036,433	Record	36.00%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

TIAA, FSB Custodian/Trustee FBO: Retirement Plans for which TIAA acts as Record keeper Attn: Trust Operations 211 N Broadway, Suite 1000 Saint Louis, MO 63102-2748	1,383,078	Record	8.25%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	983,746	Record	5.87%
Band & Co. c/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	1,514,583	Record	9.03%
Royce Pennsylvania Mutual Fund (R Class)

Matrix Trust Company Trustee Personal Care Products Council 401 717 17th Street, Suite 1300 Denver, CO 80202-3304	142,367	Record	16.03%
Finger Lakes Fire & Casualty Co. Tte Finger Lakes Fire & Casualty Co. 401 c/o Fascore LLC 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	75,702	Record	8.53%
Royce Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	17,015,481	Record	16.93%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	22,143,041	Record	22.03%
Wells Fargo Clearing Services, LLC Special Custody Acct. For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	6,669,212	Record	6.63%
National Financial Services FEBO Our Customers 200 Liberty St, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	14,362,681	Record	14.29%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Premier Fund (Service Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	535,307	Record	25.45%
Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	268,445	Record	12.76%
Vanguard Fiduciary Trust Company Royce Funds Omnibus P.O. Box 2600, Room 613 Attn: Outside Funds Valley Forge, PA 19482-2600	130,271	Record	6.19%
WTRISC Co., Ira Omnibus Acct. C/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	458,356	Record	21.79%
UBSWM USA OMNI Account M/F Special Custody Account Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	107,410	Record	5.11%
TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	115,015	Record	5.47%
Royce Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	521,349	Record	36.48%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	122,310	Record	8.56%
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	84,278	Record	5.90%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	148,155	Record	10.37%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	71,660	Record	5.01%

Royce Premier Fund (Institutional Class)

Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	11,806,929	Record	65.43%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	1,153,301	Record	6.39%

TIAA, FSB Cust/TTEE FBO: Retirement Plans for Which TIAA Acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Suite 1000 Sant Louis, MO 63102-2748	922,808	Record	5.11%

Royce Premier Fund (R Class)

Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	60,135	Record	8.88%

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	548,090	Record	80.97%

Royce Small-Cap Value Fund (Investment Class)

Charles Schwab & Co Inc. Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	524,413	Record	12.47%

Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	434,179	Record	10.32%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,037,769	Record	24.67%
Royce Small-Cap Value Fund (Service Class)

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	2,138,067	Record	25.80%

UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	591,198	Record	7.13%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	3,291,310	Record	39.71%

Royce Small-Cap Value Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	111,174	Record	22.48%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	103,266	Record	20.88%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	34,104	Record	6.90%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	27,031	Record	5.47%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Tami Gooden TTEE FBO Joseph J Lane Construction Co. 401K c/o Fascore LLC 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	33,242	Record	6.72%

Royce Small-Cap Value Fund (R Class)

Voya Retirement Insurance And Annuity Company 1 Orange Way Windsor, CT 06095-4773	71,697	Record	9.11%

Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	502,197	Record	63.81%

Royce Smaller Companies Growth Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1932	3,849,388	Record	36.48%

Royce Smaller-Companies Growth Fund (Service Class)

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	3,706,061	Record	22.03%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	1,032,103	Record	6.14%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	8,461,734	Record	50.30%

Royce Smaller-Companies Growth Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	431,300	Record	51.53%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	111,799	Record	13.36%

Royce Smaller-Companies Growth Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	311,117	Record	60.43%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	101,168	Record	19.65%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	27,938	Record	5.43%

Great West Life and Annuity FBO Variable Annuity 5 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	30,255	Record	5.88%

DCGT As TTEE and/or Custodian FBO Plic Various Retirement Plans OMNIBUS Attn: Npio Trade Desk 711 High Street Des Moines, IA 50392-0001	26,496	Record	5.15%

Royce Special Equity Fund (Investment Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5,674,676	Record	14.73%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	2,482,441	Record	6.44%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	5,372,347	Record	13.94%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,542,344	Record	6.60%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,963,382	Record	18.07%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	2,103,861	Record	5.46%

Royce Special Equity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	347,835	Record	32.01%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	114,812	Record	10.56%

Raymond James Omnibus For Mutual Funds/House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	82,181	Record	7.56%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	59,881	Record	5.51%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	75,100	Record	6.91%

Royce Special Equity Fund (Service Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	266,564	Record	10.41%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,375,400	Record	53.74%

TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	333.360	Record	13.02%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	257,966	Record	10.08%

Royce Special Equity Fund (Institutional Class)

Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	4,165,632	Record	37.88%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	2,994,177	Record	27.23%

Royce Total Return Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	7,498,466	Record	7.86%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	14,760,960	Record	15,48%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	21,337,382	Record	22.37%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	12,257,307	Record	12.85%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Total Return Fund (Service Class)

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,200,963	Record	16.59%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	984,576	Record	13.60%

Hartford Life Ins, Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	464,504	Record	6.42%

Massachusetts Mutual Insurance Company 1295 State Street, MIP C255 Springfield, MA 01111-0001	794,378	Record	10.98%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	560,974	Record	7.75%

Royce Total Return Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodians 1 New York Plaza, Floor 12 New York NY 10004-1932	4,334,190	Record	40.14%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	619,818	Record	5.74%

Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	730,840	Record	6.77%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 # P08 Minneapolis, MN 55402-4413	1,028,857	Record	9.53%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	697,844	Record	6.46%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	779,129	Record	7.22%

Royce Total Return Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	1,276,014	Record	5.29%

Vanguard Fiduciary Trust Company Royce Funds Omnibus Po Box 2600, VM 613 Attn: Outside Funds Valley Forge, PA 19482-2600	2,353,578	Record	9.76%

VRSCO FBO AIG FSB Custody Trustee FBO Moses Cone Health System, 403B 2929 Allen Pkwy., Suite A6-20 Houston, TX 77019-7117	5,956,446	Record	24.71%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	3,864,500	Record	16.03%
Great West Trust Co., LLC FBO Recordkeeping For Various Benefit Plans C/O Mutual Fund Trading 8525 E Orchard Rd, Greenwood Village, CO 80111-5002	1,491,572	Record	6.19%

Royce Total Return Fund (R Class)

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	430,261	Record	14.36%

Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	947,533	Record	31.63%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Reliance Trust Company FBO Mass Mutual Registered Product PO Box 28004 Atlanta, GA 30358-0004	331,197	Record	11.06%

As of April 1, 2021, all of the Trustees and officers of the Trust as a group beneficially owned the approximate percentage of the outstanding shares of the relevant classes of the Funds as indicated in the following table. Except as noted below, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the remaining classes of the Funds.

Fund	Class	Approximate Percentage Owned

Royce Dividend Value Fund	Investment	2.98%
Royce Dividend Value Fund	Institutional	17.08%
Royce Dividend Value Fund	Service	2.46%
Royce Global Financial Services Fund	Service	16.12%
Royce International Premier Fund	Investment	1.64%
Royce International Premier Fund	Institutional	1.13%
Royce Micro-Cap Fund	Investment	3,31%
Royce Opportunity Fund	Investment	1.02%
Royce Pennsylvania Mutual Fund	Institutional	1.82%
Royce Small-Cap Value Fund	Investment	16.14%
Royce Smaller-Companies Growth Fund	Investment	1.28%
Royce Smaller-Companies Growth Fund	Institutional	40.91%
Royce Special Equity Fund	Institutional	1.42%

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees with respect to each Fund:

Fund	Annual Rate of Fund’s Average Net Assets
Royce Pennsylvania Mutual Fund	1.00% of the first $50,000,000 0.875% of the next $50,000,000 0.75% of any additional average net assets

Royce Micro-Cap Fund(1)

Royce Premier Fund

Royce Total Return Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Global Financial Services Fund

Royce International Premier Fund

1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets
Royce Dividend Value Fund	0.85% of the first $2,000,000,000 0.80% of the next $1,000,000,000 0.75% of the next $1,000,000,000 0.70% of any additional average net assets

(1) Such fee rate in respect of the Fund became effective as of July 15, 2019. From July 1, 2017 to July 14, 2019, the Fund’s contractual management fee rate was 1.25% of the first $2,000,000,000, 1.20% of the next $1,000,000,000, 1.15% of the next $1,000,000,000, and 1.10% of any additional average net assets.

Such fees are payable monthly from the assets of each Fund and are allocated among each of their Classes of shares based on the relative net assets of each class. Under such Investment Advisory Agreements, Royce: (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; federal and state registration fees; federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, “Administration Agreement” for more information.

For each of the years ended December 31, 2018, 2019, and 2020, as applicable, Royce received advisory fees from each Fund (net of any amounts waived by Royce with respect to a Fund) and waived advisory fees payable to it, as follows:

Royce Pennsylvania Mutual Fund	Net Advisory Fees Received by Royce	Amounts Waived by Royce
2018	$15,435,767	-
2019	13,948,675	-
2020	12,464,882	-
Royce Micro-Cap Fund
2018	$2,341,557	-
2019	2,512,364	$4,843
2020	2,875,184	-
Royce Premier Fund
2018	$22,363,793	-
2019	18,393,314	-
2020	15,499,282	-
Royce Total Return Fund
2018	$21,606,876	-
2019	15,770,405	-
2020	12,277,706	-
Royce Opportunity Fund
2018	$13,093,348	-
2019	9,296,627	-
2020	8,376,701	-

Royce Special Equity Fund 2018	$14,104,333	-
2019	12,025,071	-
2020	8,631,588	-
Royce Small-Cap Value Fund 2018	$2,320,116	-
2019	1,838,169	-
2020	1,162,272	-
Royce Smaller-Companies Growth Fund 2018	$3,509,847	-
2019	2,734,999	$19,380
2020	2,415,038	-
Royce Global Financial Services Fund
2018	$447,970	$89,723
2019	353,262	32,575
2020	312,578	-
Royce Dividend Value Fund
2018	$1,270,529	$151,436
2019	891,323	48,190
2020	657,615	-
Royce International Premier Fund
2018	$2,244,877	$262,846
2019	5,271,039	445,375
2020	8,119,678	604,622

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the relevant Fund and Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below the rates set forth below through April 30, 2022.

	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAPS
Fund	Investment Class	Service Class	Institutional Class	Consultant Class	R Class
Royce Pennsylvania Mutual Fund	None	None	None	None	None
Royce Micro-Cap Fund	1.24%	1.49%	N/A	None	N/A
Royce Premier Fund	None	1.49%	None	None	None
Royce Total Return Fund	None	1.49%	None	None	None
Royce Opportunity Fund	None	1.49%	None	None	None
Royce Special Equity Fund	None	1.49%	None	None	N/A
Royce Small-Cap Value Fund	1.24%	1.49%	N/A	None	1.99%
Royce Smaller-Companies Growth Fund	1.24%	1.49%	1.24%	2.24%	N/A
Royce Global Financial Services Fund	N/A	1.49%	1.49%	N/A	N/A
Royce Dividend Value Fund	1.09%	1.34%	1.09%	2.09%*	N/A
Royce International Premier Fund	1.19%	1.44%	1.04%	2.19%	N/A
* Royce has also contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) of the Consultant Class shares of Royce Dividend Value Fund at or below 2.99% through April 30, 2031.

In rendering investment advisory services to one Fund, Royce uses the portfolio management, research and other resources of Legg Mason Investments (Europe) Limited (“LMIE”), a foreign (non-U.S.) affiliate of Royce that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more LMIE employees may provide services to the relevant Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the Commission allowing a U.S. registered investment adviser to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of such registered investment adviser. Under the participating affiliate arrangement, LMIE is considered a Participating Affiliate of Royce, certain employees of LMIE are considered “associated persons” of Royce (as that term is defined in the Advisers Act), and investment professionals from LMIE may render portfolio management, research and other services to the relevant Fund, subject to the supervision of Royce.

ADMINISTRATION AGREEMENT

Effective January 1, 2008, the Funds and Royce entered into an Administration Agreement. Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2019 and 2020, Royce received $4,199,970 and $4,039,930, respectively, in reimbursements from the various series of The Royce Fund.

PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund’s shares owned beneficially and of record by each Fund’s Lead Portfolio Managers, Portfolio Managers, Co-Portfolio Managers and Assistant Portfolio Managers (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Portfolio Manager assignments in the table are provided as of May 1, 2021. Ownership information in the table is provided as of December 31, 2020.

Portfolio Manager Investments in Each Fund

Dollar Range of
	Fund Shares	Total Ownership Interest
Name	Beneficially Owned*	in Fund Shares**

Royce Pennsylvania Mutual Fund
Charles M. Royce (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren A. Romeo (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Portfolio Manager)	None	$100,001 - $500,000
Miles Lewis (Portfolio Manager)	None	None
Andrew S. Palen (Portfolio Manager)	None	None
James P. Stoeffel (Assistant Portfolio Manager)	None	$1,001 - $10,000

Royce Micro-Cap Fund
James P. Stoeffel (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Brendan J. Hartman (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Premier Fund
Charles M. Royce (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren A. Romeo (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Portfolio Manager)	None	$500,001 - $1,000,000

Royce Total Return Fund
Miles Lewis (Lead Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
George Necakov (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Opportunity Fund
Boniface A. Zaino (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James P. Stoeffel (Portfolio Manager)	None	$1,001 - $10,000
Brendan J. Hartman (Portfolio Manager)	None	None
James J. Harvey (Portfolio Manager)	$10,001 - $50,000	$10,001 - $50,000

Royce Special Equity Fund
Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Assistant Portfolio Manager)	$10,001-$50,000	$50,001 - $100,000

Royce Small-Cap Value Fund
Jay S. Kaplan (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Smaller-Companies Growth Fund
James A. Skinner (Portfolio Manager)	Over $1,000,000	Over $1,000,000

	Fund Shares	Total Ownership Interest
Name	Beneficially Owned*	in Fund Shares**

Royce Global Financial Services Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Dividend Value Fund
Charles M. Royce (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Miles Lewis (Portfolio Manager)	None	None

Royce International Premier Fund
Mark Rayner (Lead Portfolio Manager)	None	None
Mark Fischer (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

*This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

**Includes, in addition to amounts reported in the previous column, unvested amounts held as “phantom shares” in the Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements.

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio- Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio- Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce investment strategy for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan.

Other Portfolio Manager Accounts

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Portfolio manager assignments in the table are provided as of May 1, 2021. Account information in the table is provided as of December 31, 2020. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based

Chuck M. Royce	Registered Investment companies	8	7,561,280,532	2	2,404,522,128
	Private pooled investment vehicles	3	75,889,947	--	--
	Other accounts*	12	55,941,563	--	--

Charles R. Dreifus	Registered Investment companies	1	962,989,923	--	--
	Private pooled investment vehicles	1	72,616,397	--	--
	Other accounts*	1	56,690,374	--	--

Jay S. Kaplan	Registered Investment companies	3	2,396,439,837	--	--
	Private pooled investment vehicles	1	75,624,698	--	--
	Other accounts*	--	--	--	--

James K. Skinner	Registered Investment companies	1	307,984,617	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

George Necakov	Registered Investment companies	1	1,312,311,426	--	--
	Private pooled investment vehicles	2	89,018,876	--	--
	Other accounts*	--	--	--	--

Boniface A. Zaino	Registered Investment companies	1	1,312,311,426	--	--
	Private pooled investment vehicles	3	89,018,876	--	--
	Other accounts*	--	--	--	--

Lauren A. Romeo	Registered Investment companies	3	5,540,524,238	1	1,888,606,196
	Private pooled investment vehicles	4	522,471,883	--	--
	Other accounts*	--	--	--	--

Steven G. McBoyle	Registered Investment companies	4	6,503,514,161	1	1,888,606,196
	Private pooled investment vehicles	4	325,041,507	--	--
	Other accounts	--	--	--	--

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based

Brendan Hartman	Registered Investment companies	4	2,343,706,409	1	515,915,932
	Private pooled investment vehicles	4	1,471,581,874	--	--
	Other accounts	--

James Stoeffel	Registered Investment companies	5	4,259,627,832	1	515,915,932
	Private pooled investment vehicles	4	1,471,581,874	--	--
	Other accounts*	--	--	--	--

Mark Rayner	Registered Investment companies	1	1,132,591,014	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

James J. Harvey	Registered Investment companies	2	1,392,745,827	--	--
	Private pooled investment vehicles	3	89,018,876	--	--
	Other accounts*	--	--	--	--

Andrew A. Palen	Registered Investment companies	2	3,804,527,619	1	1,888,606,196
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

Miles Lewis	Registered Investment companies	4	3,387,096,666	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

Mark Fischer	Registered Investment companies	1	1,132,591,014	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre- approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high- net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance- Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (RVT and RMT) is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro- cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above- described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

The Trust is engaged in a continuous offering of the shares of each Fund. RFS, a wholly-owned subsidiary of Royce, is the distributor of the shares of each Fund. RFS has its office at 745 Fifth Avenue, New York, New York 10151. RFS’s corporate predecessor was organized in November 1982. RFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust with respect to the share classes offered under this Statement of Additional Information, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Small-Cap Value Fund’s, Royce Smaller-Companies Growth Fund’s, Royce Dividend Value Fund’s, and Royce International Premier Fund’s Consultant Classes’ respective average net assets; .50% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Opportunity Fund’s, and Royce Small-Cap Value Fund’s R Classes’ respective average net assets; and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Small-Cap Value Fund’s, Royce Smaller-Companies Growth Fund’s, Royce Global Financial Services Fund’s, Royce Dividend Value Fund’s, and Royce International Premier Fund’s Service Classes’ respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to the proceeds of any contingent deferred sales charges (“CDSC”) that may be imposed on Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Small-Cap Value Fund’s, Royce Smaller-Companies Growth Fund’s, Royce Dividend Value Fund’s, and Royce International Premier Fund’s Consultant Class shares redeemed less than 365 days from the date of their purchase. Shareholders do not pay a CDSC on exchanges between Consultant Class shares of the Funds; shares acquired through reinvestment of distributions; and shares held for 365 days or longer. The CDSC will generally be waived for: participants in automatic investment or withdrawal plans; certain profit sharing or retirement plans; and certain pre-approved group investment plans and charitable organizations. These exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. Please contact your financial adviser for more information on CDSC waivers. The Funds’ Investment and Institutional Classes are not obligated to pay any fees to RFS under the Distribution Agreement. Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Commission and the cost of filing for sales of its shares under the securities laws of the various states.

The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan.

The Plan may be terminated as to any Fund or class of shares: (i) by the vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or (ii) by the vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) by the vote of a majority of the entire Board.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

For the fiscal year ended December 31, 2020, RFS received distribution (12b-1) fees from the Funds as follows:

	Net Distribution Fees	Distribution Fees Waived
Royce Pennsylvania Mutual Fund - Service Class	$140,349	$110,275
Royce Pennsylvania Mutual Fund - Consultant Class	2,135,135
Royce Pennsylvania Mutual Fund - R Class	34,689
Royce Micro-Cap Fund - Service Class	342,892
Royce Micro-Cap Fund - Consultant Class	118,654
Royce Premier Fund - Service Class	64,757
Royce Premier Fund - Consultant Class	143,848
Royce Premier Fund - R Class	43,363
Royce Total Return Fund - Service Class	153,651
Royce Total Return Fund - Consultant Class	1,133,792
Royce Total Return Fund - R Class	142,330
Royce Opportunity Fund - Service Class	143,212
Royce Opportunity Fund - Consultant Class	80,549
Royce Opportunity Fund - R Class	138,580
Royce Special Equity Fund - Service Class	102,214
Royce Special Equity Fund - Consultant Class	195,473
Royce Small-Cap Value Fund - Service Class	177,626
Royce Small-Cap Value Fund - Consultant Class	45,556
Royce Small-Cap Value Fund - R Class	30,734
Royce Smaller-Companies Growth Fund - Service Class	354,887
Royce Smaller-Companies Growth Fund - Consultant Class	60,801
Royce Global Financial Services Fund -Service Class	54,768	7,468
Royce Dividend Value Fund - Service Class	47,900
Royce Dividend Value Fund - Consultant Class	11,948
Royce International Premier Fund - Service Class	158,826
Royce International Premier Fund - Consultant Class	86,106

For the fiscal year ended December 31, 2020, all of the amounts paid by the Funds under their Distribution Plans ($6,142,640) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to broker-dealers and other financial intermediaries, (ii) printing expenses, and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during fiscal year ended December 31, 2020 that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company. No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

None of the share classes offered under this Statement of Additional Information are subject to an initial sales charge. Certain Funds offer Consultant Class shares, which impose contingent deferred sales charges, subject to certain enumerated exceptions, in connection with redemptions thereof that take place less than 365 days from the date of purchase. No other share class offered under this Statement of Additional Information is subject to a contingent deferred sales charge. For the fiscal years ended December 31, 2018, 2019, and 2020, RFS received contingent deferred sales charges in connection with the above-described redemptions of Consultant Class shares of the relevant Funds as set forth in the table below.

	AMOUNT OF CONTINGENT DEFERRED SALES CHARGES RECEIVED BY RFS ON CONSULTANT CLASS SHARES
Fund	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2020
Royce Pennsylvania Mutual Fund	$2,619	$4,510	$2,175
Royce Micro-Cap Fund	542	23	37
Royce Premier Fund	187	261	567
Royce Total Return Fund	2,091	5,501	2,753
Royce Opportunity Fund	2,121	400	209
Royce Special Equity Fund	2,665	1,625	368
Royce Small-Cap Value Fund	8	209	0
Royce Smaller-Companies Growth Fund	28	0	0
Royce Dividend Value Fund	6	0	0
Royce International Premier Fund	2,291	0	607

Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. RFS and/or Royce may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, introduce investors to the Funds and/or for recordkeeping/administrative services. In addition, the Board has authorized the Funds to compensate financial intermediaries to the extent the services such parties render to a Fund are non-distribution related recordkeeping, account maintenance or other shareholder services.

As noted above, Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of December 31, 2020, Royce anticipates that the financial intermediaries that will receive payments from Royce’s own resources relating to the Funds include:

ADP Broker-Dealer Inc.	Fidelity Retirement	Northwestern Mutual	Stifel Nicolaus & Company, Incorporated
Allianz	Great West Life	Pershing LLC	Symetra
Ameriprise	Hartford Life	PNC	Talcott Resolution Life
Ascensus	Mass Mutual Life Insurance	Principal Life	Voya
Avantax	Matrix Settlement & Clearance Services	Raymond James	Wells Fargo
BPA	Mid-Atlantic Corp.	Sammons
Fidelity Brokerage	Morgan Stanley Smith Barney	Schwab Brokerage

CUSTODIAN

State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of each Fund but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

TRANSFER AGENT

DST Asset Manager Solutions, Inc. (“DST AMS”) is the transfer agent and dividend disbursing agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by DST AMS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017-6232, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Commission filings.

SECURITIES LENDING AGENT

State Street Bank and Trust Company acts as the securities lending agent for the Funds (in such capacity, the “Lending Agent”). During the fiscal year ended December 31, 2020, the Lending Agent provided various services to the Funds, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Funds at loan termination. For the fiscal year ended December 31, 2020 the table below reflects the dollar amounts of income received and the compensation paid to the Lending Agent, including any share of revenue generated by the securities lending program paid to the Lending Agent (“revenue split”), related to the securities lending activities of each Fund:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split*	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Royce Pennsylvania Mutual Fund	$506,541	$100,144	−	−	−	$5,761	−	$105,905	$400,636
Royce Micro-Cap Fund	49,059	9,634	−	−	−	880	−	10,514	38,545
Royce Premier Fund	377,064	75,404	−	−	−	41	−	75,445	301,619
Royce Total Return Fund	1,329	265	−	−	−	1	−	266	1,063
Royce Opportunity Fund	1,252,283	243,533	−	−	−	34,476	−	278,009	974,274
Royce Small-Cap Value Fund	2,371	473	−	−	−	4	−	477
Royce Smaller-Companies Growth Fund	541,917	107,701	−	−	−	3,343	−	111,044	430,873

PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and certain of its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the Exchange Act and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Royce may use research and brokerage services furnished by brokers in connection with the effecting of securities transactions for the Funds in managing all of its client accounts, including: (i) certain discretionary client accounts that Royce reimburses to the extent commission dollars generated by agency transactions for such accounts are used to pay for such research and brokerage services and (ii) certain separately managed accounts for which Royce provides model portfolio services which do not generate commission dollars that may be used for research and brokerage services (together, the “Non- Participating Accounts”). Furthermore, the particular Fund that generated the applicable research or brokerage services is typically not the sole beneficiary (and, as to a particular service, potentially may not be a beneficiary at all); this is in part because some accounts regularly benefit from research or other services generated by trading by other accounts while themselves generating few or no commissions associated with such services. Royce does not attempt to allocate these kinds of benefits proportionately among its clients or, except in limited circumstances, to track the benefits of research and brokerage services to the commissions associated with a particular account or group of accounts. Royce's receipt of these services also does not reduce the investment advisory fees payable to Royce by the Funds, even though Royce might have otherwise been required to purchase some of those services for cash. The arrangements thus present various conflicts of interest for Royce. Because research and other services paid for by the Funds can reduce Royce’s costs, Royce has an incentive both to prefer trades and brokers whose commissions pay for such services over potentially less expensive alternatives and to prefer higher volumes of trading over lower volumes. Those incentives also can be heightened when acting for clients with different trading profiles. Those client accounts with no or limited ability to generate commissions from trading (e.g., the Non-Participating Accounts or those accounts that trade less frequently) may increase the incentive for Royce to generate commissions from trading by the Funds.

In some cases, Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio security transactions for the Funds or others.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Although Royce’s portfolio managers generally pre- allocate the majority of Royce’s purchase or sale orders to one or more of its client accounts, under such Guidelines and Procedures, Royce may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. In addition, on a limited, infrequent basis, and in accordance with its written procedures, Royce may change initial allocations from one Royce client account to another when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable shareholders.

During each of the years ended December 31, 2018, 2019, and 2020, the Funds paid brokerage commissions as follows:

Fund	2018	2019	2020
Royce Pennsylvania Mutual Fund	$1,634,424	$1,458,653	$1,339,042
Royce Micro-Cap Fund	286,964	384,003	361,733
Royce Premier Fund	611,646	794,604	695,683
Royce Total Return Fund	645,876	1,158,350	1,905,785
Royce Opportunity Fund	2,087,185	1,860,919	1,752,628
Royce Special Equity Fund	609,815	716,159	841,745
Royce Small-Cap Value Fund	345,578	335,720	216,106
Royce Smaller-Companies Growth Fund	762,940	573,752	477,200
Royce Global Financial Services Fund	16,833	22,357	10,045
Royce Dividend Value Fund	69,192	70,880	38,428
Royce International Premier Fund	1,071,388	1,387,717	999,160

For the year ended December 31, 2020, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid for Such Transactions
Royce Pennsylvania Mutual Fund	$1,059,623,993	$1,276,620
Royce Micro-Cap Fund	136,287,132	317,897
Royce Premier Fund	775,403,835	669,644
Royce Total Return Fund	1,461,683,035	1,837,782
Royce Opportunity Fund	631,211,134	1,553,060
Royce Special Equity Fund	544,700,801	806,882
Royce Small-Cap Value Fund	116,277,111	191,908
Royce Smaller-Companies Growth Fund	253,148,270	423,097
Royce Global Financial Services Fund	7,897,544	9,913
Royce Dividend Value Fund	29,683,064	37,987
Royce International Premier Fund	486,098,690	995,346

As of December 31, 2020, the Funds listed below held securities of their regular broker-dealers or parents thereof in the approximate amounts set forth below:

Fund	Issuer	Approximate Value
Royce Dividend Value Fund	State Street Corporation	$1,222,704
Royce Global Financial Services Fund	Canaccord Genuity Group Inc.	1,107,759
Royce Micro-Cap Fund	Canaccord Genuity Group Inc.	4,119,793

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

As of March 31, 2021, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $120 million, and such persons beneficially owned equity interests in Royce-related private investment companies and other pooled investment vehicles totaling approximately $29 million.

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.royceinvest.com or by calling 212-508-4500. Additionally, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund’s Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than 15 days after the end of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds’ website. Such disclosure will remain accessible on the Funds’ website until the posting of the portfolio holdings schedules for the next succeeding calendar quarter-end. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds’ website www.royceinvest.com. Finally, the Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly- available portfolio holdings only if: (i) more current information is necessary in order for the third party to complete its task and (ii) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Trust’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Trust has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information with respect to the Funds:

State Street Bank and Trust Company – Information is provided daily with no time lag. PricewaterhouseCoopers LLP – Information is provided as needed with no time lag.

Sidley Austin LLP – Information is provided with Board materials with a time lag of less than one week to ten weeks, and may be provided at other times as needed.

Glass Lewis & Co. – Information is provided daily with no time lag.

Institutional Shareholder Services, Inc. – Information is provided daily with no time lag.

Broadridge Financial Solutions, Inc. – Information is provided daily with no time lag.

Allied Printing Services, Inc. – Information is generally provided with a time lag of two weeks but may be provided with no time lag.

Automated Securities Clearance, LLC – Information is provided daily with no time lag. Charles River Systems,

Inc. – Information is provided daily with no time lag.

Factset – Information is provided daily with no time lag. Bloomberg – Information is provided daily with no time lag. Alpha

Theory – Information is provided daily with no time lag. Evestment – Information is provided quarterly with no time lag.

Certain administrative employees of Franklin Resources, Royce’s ultimate parent company, or its subsidiaries regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Franklin Resources Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker- dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into formal confidentiality agreements with the broker-dealers. Also, the Board, Trust officers, and certain Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if, in Royce’s judgment, it could be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to the Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-PORT and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Fund’s Chief Compliance Officer will report to the Board on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the relevant Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectuses.

As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally at 4:00 p.m. Eastern Time), on each day that the NYSE is open. The NYSE ordinarily is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a financial intermediary’s authorized designee, receives the order. Such orders will be priced at the Funds’ net asset value next computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee and accepted by the Fund.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Board or Royce, make it undesirable for a F und to pay for all redemptions in cash. The Trust reserves the right to satisfy a shareholder's redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund's portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares and odd-lot numbers of shares). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. For these purposes, such securities will be valued at the same valued assigned to them in computing the Fund’s net asset value per share. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, incur adverse tax consequences in connection with any such disposal, and receive less for them than the price at which they were valued for purposes of redemption. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectus, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c- 2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Code. To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

If it so qualifies, a Fund will not be subject to U.S. Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

The Code imposes a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders. Shareholders of certain Funds that hold more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim Federal tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to its shareholders the ability to claim a credit or a deduction for the foreign taxes paid by the Fund. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate shares in computing taxable income or, alternatively, if they have satisfied the holding period requirement, use them as foreign tax credits against their U.S. income taxes. A Fund will report annually to its shareholders the amount per year of such foreign taxes and other information needed to claim the foreign tax credit. It is currently anticipated that only Royce International Premier Fund will be eligible to elect to “pass through” foreign taxes to its shareholders in this manner.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements discussed above) without the concurrent receipt of cash.

If a Fund is treated as holding directly or indirectly 10% or more of the voting power or value of the stock (or other interests treated as equity for U.S. Federal income tax purposes) of a foreign corporation, and all 10% or greater U.S. shareholders collectively own more than 50% of the voting power or value of the stock of such corporation, the foreign corporation will be treated as a “controlled foreign corporation” (a “CFC”) for U.S. Federal income tax purposes. In such circumstances, the Fund would be required to report each year as ordinary income, its pro rata share of the CFC’s earnings for such year, and such income would be subject to the distribution requirements discussed above, whether or not such income is concurrently distributed to the Fund.

As of December 31, 2020, Royce International Premier Fund and Royce Small-Cap Value Fund had capital loss carryforwards of $38,522,307 and $16,617,039, respectively, with no expiration. A portion of the amount for Royce International Premier Fund is comprised of capital loss carryforwards from business combinations, which may be limited in future years under Sections 381-384 of the Code.

Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when a Fund recognizes non-cash “phantom” income and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

A Fund’s transactions in options, futures contracts, and certain other transactions will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles,” “wash sales,” and “section 1256 contracts”) that, among other things, may affect the character of gains and/or losses realized by the Fund (as short- term or long-term), accelerate recognition of income to the Fund and defer the allowance of Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may: (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Taxation of U.S. Shareholders

The following discussions are limited to the U.S. Federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. Federal income tax purposes, is: (i) a citizen or resident (as defined in the Code) of the United States; (ii) a corporation (or entity taxable as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia; (iii) an estate, the income of which is subject to U.S. Federal income tax regardless of source; or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

Distributions

For U.S. Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. Distributions of “qualified dividend income” to non-corporate shareholders are taxable at the Federal income tax rates applicable to net capital gain. A distribution from a Fund generally will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that certain holding period and other requirements under the Code are satisfied. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 50% dividends received deduction for purposes of determining their regular taxable income, provided that certain holding period and other requirements under the Code are satisfied.

Distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the corporate dividends received deduction. Capital gain distributions to a non-corporate shareholder, although fully includible in income, are taxed as of the date hereof at preferential Federal income tax rates. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their Federal income tax liabilities, and (iii) will be entitled to increase their Federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

A 3.8% Medicare contribution tax is imposed (in addition to regular U.S. Federal income tax) on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of certain trusts and estates.

Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s tax basis in Fund shares (and, to that extent, will not be taxable). To the extent such distributions exceed the shareholder’s tax basis, they will be taxable as capital gains assuming the shareholder holds its Fund shares as capital assets.

A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate a small portion of its distributions as “excess inclusion income.” Such excess inclusion income may: (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”), for those shareholders which would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by net operating losses for U.S. Federal income tax purposes; and (iii) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Each Fund will send written notices to shareholders regarding the amount and U.S. Federal income tax status of all distributions made by the Fund during each calendar year.

Back-up Withholding

Under the Code, certain non-corporate shareholders may be subject to back-up withholding taxes on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. In addition, the IRS requires the Fund to withhold from distributions to any shareholder who does not certify to the Fund that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income). A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential Federal income tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

The IRS will disallow a loss to the extent that the Fund shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. Also, a loss recognized upon the sale, redemption or other taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares.

A Fund is generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund purchased on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short- term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them. For shares of a Fund purchased before January 1, 2012, these requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

* * *

The foregoing relates to U.S. Federal income taxation. Changes in U.S. Federal income tax law occurring after the date of this Statement of Additional Information may be retroactive and may significantly affect the Federal income tax matter addressed above.

An investment in a Fund may have consequences under state and local tax law, about which investors are urged to consult their own tax advisers.

Royce Pennsylvania Mutual Fund Gift Taxes

An investment in Royce Pennsylvania Mutual Fund through a GiftShare trust account may be a taxable gift for U.S. Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

If the Donor selects the Withdrawal Option, the entire amount of the gift will be a “present interest” that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if: (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion ($15,000 for calendar year 2021) to the same individual during that year; (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as “split gifts” (i.e., treated as having been made one-half by each of them for gift tax purposes); or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

If the Donor selects the Accumulation Option, the entire amount of the gift will be a “future interest” for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $15,000.

No U.S. Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $10,000,000 before adjustment for inflation). Any gift of Fund shares that does not qualify for the annual exclusion will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. Gifts of Fund shares may qualify for “gift splitting” with the Donor’s spouse, meaning that if both are U. S. citizens or residents, the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

Under the GST tax rules, if the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion generally will be a GST taxable transfer. These gifts are now protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her GST tax exemption (currently $10,000,000 before adjustment for inflation) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 40%). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it is protected from GST tax. See “Gift Taxes” above.

Income Taxes

The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the “owner” of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the “owner” of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under nineteen years of age or is a full-time student, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust’s ordinary income and short-term capital gains, and long-term capital gains, respectively, equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 37% and 20%, respectively). Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post- graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal Federal income tax rate for ordinary income and short-term capital gains (currently, 37%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that the income generated by Fund shares will primarily be long- term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition that would cause capital gain or loss to be realized by the Beneficiary (or, if he or she has died, by his or her estate). Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation With Qualified Tax Adviser

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Pennsylvania Mutual Fund.

DESCRIPTION OF THE TRUST

Trust Organization

The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the “Predecessor”), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of The Royce Fund, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of the Board.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (All eleven (11) Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights. Certain Service Class shareholders, eligible to invest in Investment Class shares, may, upon approval by The Royce Fund, convert their Service Class shares to Investment Class shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such conversion. For U.S. Federal income tax purposes, a same-fund conversion is not expected to result in the realization by the investor of a capital gain or loss. The Funds offer the following shares classes.

Fund	A Class	Investment Class	Service Class	Institutional Class	Consultant Class	R Class
Royce Pennsylvania Mutual Fund	X	X	X	X	X	X
Royce Micro-Cap Fund	−	X	X	−	X	−
Royce Premier Fund	X	X	X	X	X	X
Royce Total Return Fund	−	X	X	X	X	X
Royce Opportunity Fund	−	X	X	X	X	X
Royce Special Equity Fund	X	X	X	X	X	−
Royce Small-Cap Value Fund	−	X	X	−	X	X
Royce Smaller-Companies Growth Fund	−	X	X	X	X	−
Royce Global Financial Services Fund	−	−	X	X	−	−
Royce Dividend Value Fund	−	X	X	X	X	−
Royce International Premier Fund	−	X	X	X	X	−

Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund. Effective May 1, 2008, Pennsylvania Mutual Fund changed its name to Royce Pennsylvania Mutual Fund. Effective May 1, 2015, Royce Value Fund, Royce Value Plus Fund, and Royce Opportunity Select Fund changed their names to Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Micro-Cap Opportunity Fund, respectively.

Effective June 15, 2015, Royce Financial Services Fund and Royce International Smaller-Companies Fund changed their names to Royce Global Financial Services Fund and Royce International Small-Cap Fund, respectively. Effective September 15, 2015, Royce 100 Fund changed its name to Royce Small-Cap Leaders Fund. Effective May 1, 2017, Royce Heritage Fund changed its name to Royce Small/Mid-Cap Premier Fund. Effective February 1, 2018, Royce International Micro-Cap Fund changed its name to Royce International Discovery Fund.

On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The reorganization was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders. On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. The reorganization was accomplished by exchanging shares of Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) equal in value to the shares of Royce Select Fund I owned by each of its shareholders. On February 29, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of each of Royce European Small- Cap Fund and Royce Global Value Fund. Each reorganization was accomplished by exchanging shares of Royce International Premier Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of each of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Each reorganization was accomplished by exchanging shares of Royce Pennsylvania Mutual Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. The reorganization was accomplished by exchanging shares of Royce Opportunity Fund equal in value to the shares of Royce Micro-Cap Opportunity Fund owned by each of its shareholders. On July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. The reorganization was accomplished by exchanging shares of Royce Micro-Cap Fund equal in value to the shares of Royce Low-Priced Stock Fund owned by each of its shareholders.

Each of the seven Trustees currently in office was elected by the Funds’ shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

The trustee of Royce Pennsylvania Mutual Fund trusts will send notices of meetings of Royce Pennsylvania Mutual Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Pennsylvania Mutual Fund shares for which proxies are returned.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument: (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.